Execution Version
1.THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated to be effective as of June 29, 2020 (the “Third Amendment Effective Date”), is entered into by and among CARDTRONICS plc, an English public limited company (the “Parent”), the other Obligors (as defined in the Credit Agreement defined below) party hereto, the Lenders (as defined below) party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).
2.Preliminary Statement
WHEREAS, the Parent, the other Obligors party thereto, the lenders party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of November 19, 2018 (as amended by Amendment No. 1, dated as of September 19, 2019, Amendment No. 2, dated as of May 29, 2020 and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”); and
WHEREAS, pursuant to Section 10.02 of the Credit Agreement, the Credit Agreement may be amended with the written consent of the Borrowers, the Administrative Agent and the Majority Lenders;
WHEREAS, the Borrowers have now asked the Administrative Agent and the Lenders to amend certain provisions of the Credit Agreement;
WHEREAS, the Administrative Agent and the Lenders constituting the Majority Lenders are willing to do so subject to the terms and conditions set forth herein, provided that the Obligors (other than those Obligors being released pursuant to Section 3 hereof) ratify and confirm all of their respective obligations under the Credit Agreement and the other Loan Documents; and
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
a.Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.
b.Amendments to Credit Agreement. Effective as of the Third Amendment Effective Date, the Lenders party hereto constituting at least the Majority Lenders, the Administrative Agent and the Borrowers hereby agree:

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(i)The Credit Agreement (exclusive of the Exhibits and Schedules thereto) is hereby amended to delete the bold, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex A hereto.
(ii)Each of the Schedules to the Credit Agreement are hereby amended to read in their entirety pursuant to each corresponding Schedule set forth on Annex B attached hereto.
(iii)Each of the Exhibits to the Credit Agreement are hereby amended to read in their entirety pursuant to each corresponding Exhibits set forth Annex C attached hereto.
c.Release of Certain Obligors. Effective as of the Third Amendment Effective Date, (i) each Obligor (other than an Obligor that is organized under the laws of the United States, any state thereof or the District of Columbia) (each, a “Released Security Party”) is hereby released as a Debtor under the Security Agreement and any security interest or lien granted by a Released Security Party in favor of the Administrative Agent, in each case, in connection with the Credit Agreement and/or any Loan Document, is hereby automatically terminated, released and discharged, (ii) each of Cardtronics Australasia Pty Ltd and Spark ATM Systems Proprietary Limited (each, a “Released Guarantor Party”) is hereby released as a Guarantor under the Credit Agreement and any guarantee of the Obligations, in each case, in connection with the Credit Agreement and/or any Loan Document, is hereby automatically terminated, released and discharged, (iii) Cardtronics Australasia Pty Ltd is released as a Borrower under the Credit Agreement and (iv) any security interest or lien granted by Cardtronics Cayman II, Inc. in favor of the Administrative Agent is hereby automatically terminated, released and discharged. The Administrative Agent hereby agrees that, in connection with the Credit Agreement and/or any Loan Document, and at the cost of the applicable Released Security Party in accordance with Section 10.03 of the Credit Agreement, (i) it will promptly execute and deliver to the Released Security Parties (or any designee thereof) any such lien releases, discharges of security interests, pledges and other similar release or discharge documents (including financing termination statements with respect to the UCC (including, without limitation, a UCC financing termination statement with respect to each debtor (including Cardtronics Cayman II, Inc.) on the UCC-1 financing statement 2015053421), the Australian Personal Property Securities Register and/or the Alberta Personal Property Securities Register) as are reasonably requested to release such security interests and liens and (ii) it will promptly deliver to the Released Security Parties (or any designee thereof) all instruments (if any) evidencing pledged debt and all equity certificates and any other similar collateral previously delivered to the Administrative Agent;
d.Conditions Precedent. This Amendment shall be effective as of the Third Amendment Effective Date upon satisfaction of the following conditions precedent (subject to Section 5.16 of the Amended Credit Agreement):
(i)the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrowers, the other Obligors party hereto and the Majority Lenders (which, subject to Section 10.06(b) of the Amended Credit Agreement, may include any

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Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page);
(ii)no Default or Event of Default shall exist before or after giving effect to this Amendment and the Transactions;
(iii)the representations and warranties of the Obligors set forth in Section 6 of this Amendment are true and correct before and after giving effect to this Amendment and the Transactions;
(iv)to the extent not already delivered, the U.S. Borrowers shall have delivered to the Administrative Agent the Security Agreement, together with all annexes thereto, duly executed by the U.S. Borrowers and each of the U.S. Guarantors, together with a duly executed Trademark Security Agreement;
(v)the Administrative Agent shall have received (i) a certificate from each Obligor that is organized under the laws of the United States, any state thereof or the District of Columbia relating to the organization, existence and good standing, to the extent applicable, of such Obligor, the authorization of the Transactions to occur on the Third Amendment Effective Date, the authority of each natural Person executing any of the Loan Documents on behalf of any such Obligor and (ii) with respect to each Obligor (other than an Obligor that is that is organized under the laws of the United States, any state thereof or the District of Columbia), evidence of authorization of the Transactions to occur on the Third Amendment Effective Date, in each case, all in form and substance reasonably satisfactory to the Administrative Agent;
(vi)the Lenders, the Administrative Agent and the Arrangers shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by Parent or the Borrowers required by Section 10.03 of the Amended Credit Agreement;
(vii)the Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent, the Lenders, the Issuing Lenders and the Swingline Lenders and dated the Third Amendment Effective Date) of Weil, Gotshal & Manges LLP, as U.S. counsel to the Obligors, in form and substance reasonably satisfactory to the Administrative Agent;
(viii)the Administrative Agent shall have received reports of UCC, United States Patent and Trademark Office and United States Copyright Office, tax and judgment Lien searches conducted by a reputable search firm with respect to each of the Obligors from their respective jurisdiction of formation and such reports shall not disclose any Liens other than Permitted Liens;
(ix)to the extent not previously delivered to the Administrative Agent, the Administrative Agent shall have received evidence of insurance coverage of the Parent and the Restricted Subsidiaries, which coverage shall be consistent with the requirements set forth in

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Section 5.05 of the Amended Credit Agreement and shall name the Administrative Agent as an additional insured and as a loss payee on the liability and casualty insurance policies;
(x)the Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date and signed by a responsible officer of the Parent, confirming compliance with the matters specified in paragraphs (b) and (c) of Section 4 of this Amendment;
(xi)the Administrative Agent and each relevant Lenders shall have received, at least three days prior to the Third Amendment Effective Date, (i) all documentation and other information regarding the Parent requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, and their respective internal policies, that has been reasonably requested by the Administrative Agent or such Lender, as applicable, at least 10 Business Days prior to the Effective Date and (ii) to the extent the Parent or any other Obligor qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Parent or such other Obligor; and
(xii)the Administrative Agent shall have received a certificate from a Financial Officer of Parent certifying as to the solvency of Parent and its Restricted Subsidiaries on a consolidated basis after giving effect to the Transactions.
e.Ratification. Each Obligor party hereto hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and except as specifically amended herein, each of the other Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment (or by amendment or amendment and restatement on the date hereof). Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents other than in respect of the Released Security Parties nor is any Obligor released from any covenant, warranty or obligation created by or contained herein or therein, other than pursuant to Section 3 herein.
f.Representations and Warranties. Each Obligor party hereto hereby represents and warrants to the Lenders and the Administrative Agent that (a) this Amendment has been duly executed and delivered on behalf of such Obligor, (b) this Amendment constitutes a valid and legally binding agreement enforceable against such Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Amended Credit Agreement and the other Loan Documents to which it is a party are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except for such representations and warranties as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct in all material respects as of such specific date; provided that, in any case, to the extent any such representation and warranty is qualified by Material Adverse Effect or materiality qualifier, such representation and warranty is true and correct in all respects,

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(d) no Default or Event of Default exists under the Amended Credit Agreement or under any other Loan Document or will result immediately upon giving effect to this Amendment and the Transactions, and (e) the execution, delivery and performance of this Amendment has been duly authorized by such Obligor.
g.Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.
h.Governing Law; Jurisdiction; Consent to Service of Process; WAIVER OF JURY TRIAL. The provisions of Sections 10.09 and 10.10 of the Credit Agreement are hereby deemed to be incorporated herein, mutatis mutandis.
i.Amendment is a Loan Document; References to the Credit Agreement. This Amendment is a Loan Document, as defined in the Credit Agreement. On and after the effectiveness of this Amendment, all references in the Credit Agreement to “this Agreement” mean the Amended Credit Agreement.
j.Final Agreement of the Parties. THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.
BORROWERS:

CARDTRONICS PLC

By: /s/ Gary Ferrera
Name: Gary Ferrera
Title: Chief Financial Officer

CARDTRONICS HOLDINGS LIMITED

By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: Director

CATM EUROPE HOLDINGS LIMITED

By: /s/ Jana Hile
Name: Jana Hile
Title: Director

CATM HOLDINGS LLC

By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: President

CARDTRONICS USA, INC.

By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: Treasurer

[Continued on following page]
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CARDTRONICS UK LIMITED

By: /s/ Jana Hile
Name: Jana Hile
Title: Director

CARDTRONICS CANADA HOLDINGS INC.

By: /s/ Patrick Moriarty
Name: Patrick Moriarty
Title: Senior Vice-President, North America,  Accounting Operations

CARDPOINT GMBH

By: /s/ Jana Hile
Name: Jana Hile
Title: Director

GUARANTORS:

CARDPOINT LIMITED

By: /s/ Jana Hile
Name: Jana Hile
Title: Director

CARDTRONICS CANADA ATM PROCESSING PARTNERSHIP

By:  Cardtronics Canada Operations Inc., its
        Managing Partner
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By: /s/ Patrick Moriarty
Name: Patrick Moriarty
Title: Senior Vice-President, North America,  Accounting Operations

CARDTRONICS CANADA LIMITED PARTNERSHIP

By:  Cardtronics Canada Operations Inc., its
        General Partner

By:
Name: Patrick Moriarty
Title: Senior Vice-President, North America,  Accounting Operations

CATM AUSTRALASIA HOLDINGS LIMITED

By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: Director

[Continued on following page]

CATM NORTH AMERICA HOLDINGS LIMITED
By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: Director

CARDTRONICS, INC.

By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: President

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SUNWIN SERVICES GROUP (2010) LIMITED

By: /s/ Andrew Dean Shaw
Name: Andrew Dean Shaw
Title: Director

ATM NATIONAL, LLC

By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: Treasurer

CARDTRONICS HOLDINGS, LLC

By:/s/ E. Brad Conrad  Name: E. Brad Conrad
Title: President

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With respect to Section 3 hereof only,

SPARK ATM SYSTEMS PROPRIETARY LIMITED

By: /s/ Jana Hile
Name: Jana Hile
Title: Director

CARDTRONICS AUSTRALASIA PTY LTD

In accordance with section 127 of the Corporations Act 2001 (Cth) by a director and secretary/director

By: /s/ Jana Hile
Name: Jana Hile
Title: Director

By: /s/ Andrew Wingrove
Name: Andrew Wingrove
Title: Director

ADMINISTRATIVE AGENT AND LENDER:
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JPMORGAN CHASE BANK, N.A.

        By: /s/ Min Park  Name: Min Park
        Title: Executive Director

LENDER:
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BANK OF AMERICA, N.A.

By: /s/ Adam Rose
Name: Adam Rose
Title: SVP

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LENDER:

WELLS FARGO BANK, N.A.

By: /s/ Hannah Wolfert
Name: Hannah Wolfert
Title: Vice President

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LENDER:

Capital One, N.A.

By: /s/ Paul Isaac
Name:  Paul Isaac
Title:  Duly Authorized Signatory

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LENDER:

BBVA USA

By:  /s/ Collis Sanders
Name: Collis Sanders
Title: Executive Vice President

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LENDER:

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Andrea L. Kinnik
Name: Andrea L. Kinnik
Title: Senior Vice President

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LENDER:
PNC Bank Canada Branch

By:  /s/ David T. Olsen
Name: David T. Olsen
Title: Principal Officer
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LENDER:

CITIBANK, N.A.

By:  /s/ Chris Hartzell
Name: Chris Hartzell
Title: Managing Director

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LENDER:

BANK OF MONTREAL

By:  /s/ Madelyne Dreyfuss
Name: Madelyne Dreyfuss
Title: Vice President

BANK OF MONTREAL, London Branch

By:  /s/ Tom Woolgar
Name: Tom Woolgar
Title: Vice President

By:  /s/ Scott Matthews
Name: Scott Matthews
Title: Managing Director
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LENDER:

HSBC Bank USA, N.A.

By:  /s/ Shaun R. Kleinman
Name: Shaun R. Kleinman
Title: Senior Vice President

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LENDER:

Canadian Imperial Bank of Commerce

By: /s/ Scott Daniel
Name: Scott Daniel
Title: Authorized Signature

By:  /s/ Mario Frison
Name: Mario Frison
Title: Authorized Signature

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LENDER:

Goldman Sachs Lending Partners LLC

By:  /s/ Jamie Mineri
Name: Jamie Mineri
Title: Authorized Signatory

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LENDER:

U.S. Bank National Association

By:  /s/ Ken Gorski
Name: Ken Gorski
Title: Vice President

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LENDER:

BARCLAYS BANK PLC

By:  /s/ Gill Skala
Name: Gill Skala
Title: Director
Executed in New York

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LENDER:

NATIONAL WESTMINSTER BANK PLC

By:  /s/ Alex Maltby
Name: Alex Maltby
Title: Associate Director

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Annex A

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Annex B

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Annex C

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